UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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HNI CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On March 24, 2017, HNI Corporation (the “Corporation”) filed its definitive proxy statement for its 2017 Annual Meeting of Shareholders to be held May 9, 2017 (the “Proxy Statement”). Attached hereto as Appendix B, Appendix C and Appendix D, respectively, are copies of HNI Corporation’s 2017 Stock-Based Compensation Plan (the “2017 Stock Plan”), the 2017 Equity Plan for Non-Employee Directors (the “2017 Equity Plan”), and the Members’ Stock Purchase Plan (the “2017 MSPP”). Copies of the 2017 Stock Plan, the 2017 Equity Plan and the 2017 MSPP (together, the “Plans”) were referred to in the Proxy Statement and are being filed as Appendix B, Appendix C and Appendix D to the Proxy Statement, respectively.

Proposal No. 5 included in the Proxy Statement proposes the Corporation’s shareholders approve the 2017 Stock Plan. Proposal No. 6 included in the Proxy Statement proposes the Corporation’s shareholders approve the 2017 Equity Plan. Proposal No. 7 included in the Proxy Statement proposes the Corporation’s shareholders approve the 2017 MSPP.

Appendix B

HNI CORPORATION

2017 STOCK-BASED COMPENSATION PLAN

i

7.5	Dividend Equivalents	10
ARTICLE VIII GENERAL PROVISIONS GOVERNING AWARDS		10
8.1	Consideration for Awards	10
8.2	Awards Subject to Performance Measures	10
8.3	Awards May Be Granted Separately or Together	11
8.4	Forms of Payment under Awards	11
8.5	Termination of Employment	11
8.6	Limits on Transfer of Awards	12
8.7	Restrictions; Securities Exchange Listing	12
8.8	Tax Withholding	12
ARTICLE IX AMENDMENT AND TERMINATION; CORRECTIONS		13
9.1	Amendments to the Plan	13
9.2	Amendments to Awards	13
9.3	Correction of Defects, Omissions and Inconsistencies	13
ARTICLE X CHANGE IN CONTROL		14
10.1	Consequences of Change in Control	14
10.2	Definition of Change in Control	15
ARTICLE XI GENERAL PROVISIONS GOVERNING PLAN		16
11.1	No Rights to Awards	16
11.2	Rights as Stockholder	16
11.3	Governing Law	16
11.4	Award Agreements	16
11.5	No Limit on Other Compensation Plans or Arrangements	17
11.6	No Right to Employment	17
11.7	Severability	17

ii

11.8	No Trust or Fund Created	17
11.9	Securities Matters	17
11.10	No Fractional Shares	17
11.11	Headings	17
11.12	Nontransferability	17
11.13	No Other Agreements	17
11.14	Incapacity	18
11.15	Release	18
11.16	Notices	18
11.17	Successors	18
11.18	Awards Subject to Clawback	18
ARTICLE XII EFFECTIVE DATE AND TERM OF PLAN		18

iii

HNI CORPORATION

2017 STOCK-BASED COMPENSATION PLAN

  The Board of Directors of HNI Corporation, an Iowa corporation (the “Corporation”), adopted the HNI Corporation 2017 Stock-Based Compensation Plan (the “Plan”) on February 15, 2017, and the shareholders of the Corporation approved the Plan on [May 9, 2017].

ARTICLE I
PURPOSES; EFFECT ON PRIOR PLANS

1.1       Purpose. The purpose of the Plan is to aid the Corporation in recruiting and retaining employees capable of assuring the future success of the Corporation through the grant of Awards of stock-based compensation. The Corporation expects that the Awards and opportunities for stock ownership in the Corporation will provide incentives to Plan participants to exert their best efforts for the success of the Corporation’s business and thereby align the interests of Plan participants with those of the Corporation’s stockholders. For purposes of the Plan, references to employment by the Corporation shall also mean employment by a Subsidiary.

1.2       Effect on Prior Plans. From and after the date of stockholder approval of the Plan, no awards shall be granted under the Corporation’s 2007 Stock-Based Compensation Plan, as amended, but all outstanding awards previously granted under that plan shall remain outstanding in accordance with their terms.

ARTICLE II
DEFINITIONS

In addition to other terms that may be defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they shall have the meanings specified below, unless the context clearly indicates otherwise.

(a)       “Award” means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Share Unit, Performance Share Award, Stock Grant Award, or Dividend Equivalent Award granted under the Plan.

(b)       “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)       “Board” means the Board of Directors of the Corporation.

(d)       “Change in Control” has the meaning set forth in Section 10.2 of the Plan.

(e)       “Chief Executive Officer” means the Chief Executive Officer of the Corporation.

(f)       “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(g)       “Committee” means the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be: (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(h)       “Corporation” means HNI Corporation, an Iowa corporation.

(i)       “Deferred Share Unit” means a unit evidencing the right to receive a Share (or, to the extent provided under the applicable Award Agreement, a cash payment equal to the Fair Market Value of a Share) at some future date.

(j)       “Deferred Share Unit Award” means a right to receive Deferred Share Units granted under Section 7.2 of the Plan.

(k)       “Disability or Disabled,” with respect to a Participant, means that the Participant satisfies the requirements to receive long-term disability benefits under the Corporation-sponsored group long-term disability plan in which the Participant participates without regard to any waiting periods, or that the Participant has been determined by the Social Security Administration to be eligible to receive Social Security disability benefits. A Participant shall not be considered to be Disabled unless the Participant furnishes proof of the Disability to the Corporation in such form and manner as the Corporation may require.

(l)       “Dividend Equivalent” means a right granted under Section 7.5 of the Plan with respect to Restricted Stock Units, Performance Shares or Deferred Share Units to receive payment equivalent to the amount of any cash dividends paid by the Corporation to holders of Shares.

(m)       “Eligible Employee” means any employee (including an officer) of the Corporation or a Subsidiary whom the Committee determines to be an Eligible Employee.

(n)       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)       “Fair Market Value” of a Share means the closing price of a Share as reported on the New York Stock Exchange on the date as of which such value is being determined, or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem reasonable and within the meaning of Code Section 409A and the regulations thereunder.

(p)       “162(m) Employee” means a “covered employee” of the Corporation within the meaning of Section 162(m)(3), or any subsequent authority or any individual whom the Committee in its judgment determines is likely to be a “covered employee.”

(q)       “Operating Unit” means either: (i) the Corporation as a whole; (ii) an individual Subsidiary, division, store, or other business unit of the Corporation; or (iii) a grouping of business units that employs the individuals that have been approved to participate in the Plan by the Board.

(r)       “Option” means an option to purchase Shares granted under Section 6.1 of the Plan. All Options granted under the Plan shall be “non-statutory stock options,” meaning that they are not intended to satisfy the requirements set forth in Section 422 of the Code to be “incentive stock options.”

(s)       “Participant” means an Eligible Employee who is designated by the Committee to be granted an Award under the Plan.

(t)       “Performance Measure” means the criteria and objectives established by the Committee, which shall be satisfied or met as a condition to the exercisability, vesting or receipt of all or a portion of an Award. Notwithstanding the preceding sentence, in the case of a 162(m) Employee, the Performance Measure shall be contingent on one or more of the following corporate-wide or Subsidiary, division, or Operating Unit financial measures: (1) pre-tax profit or after-tax gross profit, (2) operating income, (3) operating profit, (4) earnings before interest, taxes, depreciation and amortization, (5) income before taxes, (6) net income, (7) revenue, (8) cash flow, (9) return on invested capital, (10) return on net assets, (11) pre-tax or after tax profit margin, (12) pre-tax or after-tax profit growth, (13) revenue growth, (14) stock price, (15) economic profit and (16) total shareholder return. Each goal described above may be expressed on an absolute or relative basis, may be based on or otherwise employ comparisons based on current internal targets, the past performance of the Corporation (including the performance of one or more Subsidiaries, divisions, or Operating Units) or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity and/or shares outstanding, or to assets or net assets. The applicable Performance Measures may be applied on a pre- or post-tax basis and may be adjusted in accordance with Section 162(m) of the Code to include or exclude objectively determinable components of any Performance Measure, including, without limitation, foreign exchange gains and losses, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Corporation or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Committee, unless such action would cause a grant to a 162(m) Employee to fail to qualify as qualified performance-based compensation under Section 162(m) of the Code, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. With respect to participants who are not 162(m) Employees, the Performance Measures may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed herein.

(u)       “Performance Share Award” means a right granted under Section 7.3 of the Plan to receive Shares contingent upon the attainment of specified Performance Measures.

(v)       “Plan” means the HNI Corporation 2017 Stock-Based Compensation Plan, as set forth herein, and as may be amended or restated from time to time.

(w)        “Restricted Stock” means Shares subject to forfeiture restrictions established by the Committee.

(x)       “Restricted Stock Award” means a grant of Restricted Stock under Section 7.1 of the Plan.

(y)       “Restricted Stock Unit” means a unit evidencing the right to receive a Share (or, to the extent provided in the applicable Award Agreement, a cash payment equal to the Fair Market Value of a Share) at some future date subject to forfeiture restrictions established by the Committee.

(z)       “Restricted Stock Unit Award” means a grant of Restricted Stock Units under Section 7.1 of the Plan.

(aa)     “Retirement Eligible Date” means the date on which the Participant has either attained age 65, or age 55 with ten years of service with the Corporation or a Subsidiary. The Committee or, in the case of Participants other than the Chief Executive Officer, the Chief Executive Officer, in its, his or her discretion, may waive or reduce the ten-year service requirement with respect to a Participant. Notwithstanding the preceding sentence, in the case of an Award subject to Section 409A of the Code, any such waiver or reduction that could affect the timing of payment of a Participant’s Award shall occur no later than the end of the calendar year preceding the year in which the Participant performs the services for which the Award is granted.

(bb)     “Stock Appreciation Right” means a right to receive the appreciation in the value of a Share granted under Section 6.2 of the Plan.

(cc)     “Stock Grant Award” means any right granted under Section 7.4 of the Plan.

(dd)     “Share” means a share of common stock, par value of $1.00, of the Corporation or any other securities or property as may become subject to an Award pursuant to an adjustment made under Section 5.3 of the Plan.

(ee)      “Subsidiary” means any corporation, joint venture, partnership, limited liability company, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest and directly or indirectly owns or controls 50 percent or more of the total combined voting or other decision-making power.

ARTICLE III
ADMINISTRATION

3.1       Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (a) designate Participants; (b) determine the type or types of Awards to be granted to each Participant; (c) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (d) determine the terms and conditions of any Award or Award Agreement; (e) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 5.3 hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means; (f) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (g) determine whether, to what extent, and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (h) determine whether, to what extent and under what circumstances cash or Shares payable to a Participant with respect to an Award shall be deferred either automatically or at the election of the holder of the Award or the Committee; (i) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (j) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (k) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Corporation or any Subsidiary. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either: (a) acts of a majority of the members of the Committee present at any meeting at which a quorum is present; or (b) acts approved in writing by a majority of the members of the Committee without a meeting.

3.2       Delegation. The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to: (a) the grant of an Award to any person who is a 162(m) Employee or who, in the Committee’s judgment, is likely to be a 162(m) Employee at any time during the period an Award hereunder to such employee would be outstanding; or (b) the selection for participation in the Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

3.3       Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan to fail to comply with the requirements of Section 162(m) of the Code.

3.4       Liability and Indemnification of Plan Administrators. No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Corporation’s Articles of Incorporation, Bylaws, and under any directors’ and officers’ liability insurance that may be in effect from time to time.

ARTICLE IV
ELIGIBILITY

Participants in the Plan shall consist of such Eligible Employees as the Committee in its sole discretion may select from time to time. The Committee’s selection of an Eligible Employee to be a Participant with respect to any Award shall not require the Committee to select such Eligible Employee to receive any other Award at any time.

ARTICLE V
SHARES AVAILABLE FOR AWARDS

5.1       Shares Available. Subject to adjustment as provided in Section 5.3, the total number of Shares available for all grants of Awards under the Plan shall be 3,400,000 Shares. Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Corporation and designated as treasury shares. Shares that are subject to Awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan. Shares that are tendered by a Participant or withheld by the Corporation as full or partial payment to the Corporation of the purchase or exercise price relating to an Award or to satisfy tax withholding obligations relating to an Award shall not be available for future grants under the Plan. In addition, if Stock Appreciation Rights are settled in Shares upon exercise, the aggregate number of Shares subject to the Award rather than the number of Shares actually issued upon exercise shall be counted against the number of Shares authorized under the Plan.

5.2       Accounting for Awards. For purposes of this Article 5, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards.

5.3       Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation or other similar corporate transaction or event, other than a regular cash dividend, affects the Shares such that an adjustment is required to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (a) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, including any per person or award limitations under the Plan; (b) the number and type of Shares (or other securities or other property) subject to outstanding Awards; and (c) the purchase or exercise price with respect to any Award, provided such change is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4).

5.4       Award Limitations

(a)       Plan Limitation on Restricted Stock, Restricted Stock Unit, Performance Share, Dividend Equivalent, Deferred Share Unit and Stock Grant Awards. No more than 1,500,000 Shares (subject to adjustment as provided in Section 5.3 of the Plan) shall be available under the Plan for issuance pursuant to Restricted Stock, Restricted Stock Unit, Performance Share, Dividend Equivalent, Deferred Share Unit and Stock Grant Awards; provided, however, that Shares subject to any such Awards that terminate, lapse or are cancelled or forfeited shall again be available for grants of Restricted Stock, Restricted Stock Units, Performance Share Awards, Dividend Equivalents, Deferred Share Unit Awards and Stock Grant Awards for purposes of this limitation on grants of such Awards.

(b)       Section 162(m) Limitation for Certain Types of Awards. No Participant may be granted an Award or Awards under the Plan for more than 750,000 Shares (subject to adjustment as provided in Section 5.3 of the Plan) in the aggregate in any calendar year.

ARTICLE VI
OPTIONS AND STOCK APPRECIATION RIGHTS

6.1       Options. The Committee may grant Options with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(a)       Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Corporation or a Subsidiary and provided further than such substitution is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4).

(b)       Option Term. The term of each Option shall be fixed by the Committee, but shall not be longer than ten years.

(c)       Time, Method and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part including the applicable vesting period. The Committee shall also determine the method or methods by which, and the form or forms (including, without limitation, cash or Shares having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

6.2       Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights subject to the terms of the Plan and such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine including the applicable vesting period. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of: (a) the Fair Market Value of one Share on the date of exercise; over (b) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of the Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Corporation or a Subsidiary and provided further than such substitution is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4). The term of the Stock Appreciation Right shall be fixed by the Committee, but shall not be longer than ten years.

ARTICLE VII
STOCK AWARDS

7.1       Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(a)       Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, satisfaction of Performance Measures or a performance period and a restriction on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The minimum vesting period of such Awards subject to satisfaction of a Performance Measure shall be one year from the date of grant. The Committee shall determine the vesting period of such Awards subject solely to satisfaction of a performance period.

(b)       Forfeiture. Subject to Sections 8.5 and 10.1 or as otherwise determined by the Committee, upon a Participant’s termination of employment (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and the Shares subject to a Restricted Stock Award shall be reacquired by the Corporation.

(c)       Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time the Restricted Stock Award is granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Corporation. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. No Shares shall be issued at the time an Award of Restricted Stock Units is granted. Rather, the Shares shall be issued and delivered to the holder of the Restricted Stock Units upon the lapse or waiver of the restrictions applicable to the Restricted Stock Units.

7.2       Deferred Share Units. The Committee may grant Awards of Deferred Share Units subject to such terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine. All Deferred Share Units shall be subject to a deferral period of not less than one year, and may, in addition, be subject to such restrictions as the Committee may impose (including, without limitation, satisfaction of Performance Measures or a performance period), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Deferred Share Units may be granted without additional consideration or in consideration of a payment by the Participant that is less than the Fair Market Value per Share at the date of grant. No Shares shall be issued at the time Deferred Share Units are granted. Rather, the Shares (or cash, as the case may be) shall be issued and delivered upon expiration of the deferral period relating to the Deferred Share Units (subject to the satisfaction of any applicable restrictions). Any Deferred Share Unit Award that is subject to Code Section 409A shall satisfy the requirements of Code Section 409A. The minimum vesting period of such Awards subject to satisfaction of a Performance Measure shall be one year from the date of grant.

7.3       Performance Share Awards. The Committee may grant Performance Share Awards denominated in Shares that may be settled or payable in Shares (including, without limitation, Restricted Stock or Restricted Stock Units) or, to the extent provided in the applicable Award Agreement, cash. Performance Share Awards shall be conditioned solely on the achievement of one or more Performance Measures specified by the Committee during such performance period as the Committee shall specify, but in no event shall the performance period be less than one year from the date of grant. Settlement or payment of a Performance Share Award shall be made upon satisfaction of the specified Performance Measures during the specified performance period.

7.4       Stock Grant Awards. The Committee may grant Shares without restrictions thereon. Subject to the terms of the Plan, Stock Grant Awards may have such terms and conditions as the Committee shall determine.

7.5       Dividend Equivalents. The Committee may grant Dividend Equivalents under which a Participant granted a Restricted Stock Unit, Performance Share or Deferred Share Unit Award under this Article 7 shall be entitled to receive payment (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of any cash dividends paid by the Corporation to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, with respect to Dividend Equivalents on Performance Share Awards, such Dividend Equivalents shall only be settled or paid when the underlying Performance Share Award is settled or paid pursuant to Section 7.3.

ARTICLE VIII
GENERAL PROVISIONS GOVERNING AWARDS

8.1       Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

8.2       Awards Subject to Performance Measures. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant or exercisability of an Award or portion thereof. Subject to the terms of the Plan and any applicable Award Agreement, the Performance Measures to be achieved during any performance period, the length of any performance period, the amount of any Award granted, the amount of any payment or transfer to be made pursuant to any such Award, and any other terms and conditions applicable thereto shall be determined by the Committee.

Notwithstanding anything in the Plan to the contrary, in the case of an Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code, a Performance Measure must be pre-established by the Committee, must be objective, and must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable if the Performance Measure is attained. A Performance Measure is considered “pre-established” for purposes of this paragraph if it is established in writing by the Committee no later than 90 days after the commencement of a Performance Period, provided that the outcome is substantially uncertain at the time the Committee actually establishes the Performance Measure. However, in no event will a Performance Measure be considered to be pre-established if it is established after 25 percent of a Performance Period has elapsed. A Performance Measure is considered “objective” if a third party having knowledge of the relevant facts could determine whether the Performance Measure is met. A formula or standard is considered “objective” if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant. No Award to a 162(m) Employee based on the satisfaction of Performance Measures shall be paid unless and until the Committee has certified that the Performance Measures for the Performance Period have been satisfied.

8.3       Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Corporation or any Subsidiary. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Corporation or any Subsidiary may be granted either at the same time as, or at a different time from, the grant of such other Awards or awards.

8.4       Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Corporation or a Subsidiary upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

8.5       Termination of Employment. Except as otherwise provided in this Section 8.5 and Section 10.1, all of the terms relating to the exercise, cancellation, forfeiture or other disposition of an Award granted under the Plan upon a termination of employment with the Corporation of the holder of an Award shall be determined by the Committee. Such determination shall be made at the time of the grant of such Award and shall be specified in the Award Agreement relating to the Award. Except as otherwise provided in the applicable Award Agreement, (i) each Award granted under the Plan shall become fully exercisable and vested upon the Participant’s death or Disability provided such Award had not then otherwise expired and the Participant is employed by the Corporation on the date of death or Disability, and (ii) in the case of an Award of an Option or Stock Appreciation Right, each such Award shall become fully exercisable and vested upon the Participant’s Retirement Eligible Date, provided such Award had not then otherwise expired and the Participant is employed by the Corporation on the Retirement Eligible Date.

The Committee or the Chief Executive Officer shall have discretion to accelerate the vesting of any Award. Notwithstanding the preceding sentence, in the event the Chief Executive Officer is a Participant, for any Award granted to the Chief Executive Officer, only the Committee shall have discretion to accelerate the vesting of any such Award.

8.6       Limits on Transfer of Awards. Except as otherwise provided by the Committee or the terms of the Plan, no Award and no right under any Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate an individual, trust or other entity as beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer an Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that: (a) such transfer may not be for value (i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfer other than by will or by the laws of descent and distribution; (b) no such transfer shall be effective unless reasonable prior notice thereof has been delivered to the Corporation and such transfer is thereafter effected subject to the specific authorization of, and in accordance with any terms and conditions made applicable to by, the Committee or the Board; and (c) the transferee is subject to the same terms and conditions hereunder as the Participant. Each Award or right under an Award shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto) or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Subsidiary.

8.7       Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Corporation shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

8.8       Tax Withholding. The Corporation may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Corporation upon the grant, exercise, vesting or payment of an Award. The Committee may require the Corporation to withhold Shares having a Fair Market Value equal to the amount necessary to satisfy the Corporation’s withholding requirements upon the grant, exercise, vesting or payment of an Award from Shares that otherwise would have been delivered to a Participant. The Committee may, subject to any terms and conditions that the Committee may adopt, permit a Participant to elect to pay all or a portion of such withholding taxes by: (a) having the Corporation withhold Shares otherwise to be delivered upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes; (b) delivering to the Corporation Shares other than Shares issuable upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes; or (c) paying cash.

ARTICLE IX
AMENDMENT AND TERMINATION; CORRECTIONS

9.1       Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Corporation shall be required for any amendment to the Plan that:

(a)       requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Corporation;

(b)       increases the number of Shares authorized under the Plan as specified in Section 5.1 the Plan;

(c)       increases the number of Shares subject to the limitations contained in Section 5.4 of the Plan;

(d)       permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 3.1(e) of the Plan;

(e)       permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6.1(a) and 6.2 of the Plan; or

(f)       would cause an exemption to Section 162(m) of the Code to become inapplicable with respect to the Plan.

9.2       Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Corporation under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award in any material respect without the consent of the holder.

9.3       Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

ARTICLE X
CHANGE IN CONTROL

10.1       Consequences of Change in Control. Notwithstanding any provision in the Plan or any Award Agreement to the contrary:

(a)       In the event of a Change in Control described in Section 10.2(c) or the approval by the holders of Shares of a plan of complete liquidation or dissolution of the Corporation, in connection with which the holders of Shares receive shares of common stock that are registered under Section 12 of the Exchange Act: (i) all outstanding Awards shall become immediately vested and all Options and Stock Appreciation Rights exercisable in full, with any applicable Performance Measures deemed satisfied at the maximum level; and (ii) there shall be substituted for each Share available under the Plan, whether or not then subject to an outstanding Award, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an Option and the base price in the case of a Stock Appreciation Right shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and Stock Appreciation Rights without an increase in the aggregate purchase price or base price.

(b)       In the event of a Change in Control described in Section 10.2(a) or (b), or in the event of a Change in Control pursuant to Section 10.2(c) or the approval by the holders of Shares of a plan of complete liquidation or dissolution of the Corporation, in connection with which the holders of Shares receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, the Committee in its discretion may require that each outstanding Award shall be surrendered to the Corporation by the holder thereof, and each such Award shall immediately be cancelled by the Corporation, and the holder shall receive, within ten days of the occurrence of a Change in Control pursuant to Section 10.2(a) or (b), below, or within ten days of the approval of the holders of Shares contemplated by Section 10.2(c) or complete liquidation or dissolution of the Corporation, a cash payment from the Corporation in an amount equal to: (i) in the case of an Option, the number of Shares subject to the Option, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of the Change in Control, over the purchase price per Share subject to the Option; (ii) in the case of a Stock Appreciation Right, the number of Shares then subject to the Stock Appreciation Right, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of the Change in Control, over the base price of the Stock Appreciation Right; (iii) in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award or Deferred Share Unit Award, the number of Shares then subject to such Award, multiplied by the Fair Market Value of a Share on the date of the Change in Control. In the event of a Change in Control, each tandem Stock Appreciation Right shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related Option. The Corporation may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

(c)       Notwithstanding anything in Section 10.1(b), if an amount becomes payable with respect to an Award upon a Change in Control pursuant to Section 10.1(b), the amount is subject to Section 409A of the Code, and the Change in Control does not constitute a “change in the ownership or effective control” or a “change in the ownership of a substantial portion of the assets” of the Corporation within the meaning of Section 409(a)(2)(A)(iv) of the Code (applying the minimum standards set forth in the accompanying Treasury Regulations for a change in control to occur), then the amount shall not be paid upon the Change in Control, but shall instead be paid when payment otherwise would have been made (absent Section 10.1(b)), provided the payment is made at a “time” or according to a “fixed schedule” consistent with Treas. Reg. §1.409A-3(a)(4).

10.2       Definition of Change in Control. “Change in Control” shall mean:

(a)       the acquisition by any individual, entity or group (with the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either: (i) the then outstanding Shares (the “Outstanding Corporation Common Stock”); or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 10.2; or

(b)       individuals who, as of the Effective Date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)       consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless following such Business Combination: (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

ARTICLE XI
GENERAL PROVISIONS GOVERNING PLAN

11.1       No Rights to Awards. No Eligible Employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

11.2       Rights as Stockholder. No person shall have any right as a stockholder of the Corporation with respect to any Shares or other equity security of the Corporation which is subject to an Award hereunder unless and until such person becomes a stockholder of record with respect to such Shares or equity security.

11.3       Governing Law. The Plan, each Award hereunder and the related Award Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Iowa and construed in accordance therewith without giving effect to principles of conflicts of laws.

11.4       Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Corporation and, if requested by the Corporation, signed by the Participant.

11.5       No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting or continuing in effect other or additional compensation plans or arrangements.

11.6       No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Corporation or any Subsidiary, nor will it affect in any way the right of the Corporation or a Subsidiary to terminate a Participant’s employment at any time, with or without cause. In addition, the Corporation or a Subsidiary may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

11.7       Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

11.8       No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Subsidiary and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Corporation or a Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or the Subsidiary.

11.9       Securities Matters. The Corporation shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Corporation to be applicable are satisfied.

11.10       No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan. Any fractional share otherwise payable under the Plan shall be settled in the form of cash.

11.11       Headings. Headings are given to the Articles, Sections and Subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.12       Nontransferability. Except as set forth in Section 8.6, no Award or other benefit payable at any time under the Plan will be subject in any manner to alienation, sale, transfer, assignment, pledge, levy, attachment, or encumbrance of any kind.

11.13       No Other Agreements. The terms and conditions set forth herein constitute the entire understanding of the Corporation, the Subsidiaries and the Participants with respect to the matters addressed herein.

11.14       Incapacity. In the event that any Participant is unable to care for his or her affairs because of illness or accident, any payment due may be paid to the Participant’s spouse, parent, brother, sister, adult child or other person deemed by the Corporation to have incurred expenses for the care of the Participant, unless a duly qualified guardian or other legal representative has been appointed.

11.15       Release. Any payment of benefits to or for the benefit of a Participant that is made in good faith by the Corporation in accordance with the Corporation’s interpretation of its obligations hereunder, shall be in full satisfaction of all claims against the Corporation and all Subsidiaries for benefits under the Plan to the extent of such payment.

11.16       Notices. Any notice permitted or required under the Plan shall be in writing and shall be hand-delivered or sent, postage prepaid, by first class mail, or by certified or registered mail with return receipt requested, to the Committee, if to the Corporation, or to the address last shown on the records of the Corporation, if to a Participant. Any such notice shall be effective as of the date of hand-delivery or mailing.

11.17       Successors. All obligations of the Corporation under the Plan shall be binding upon and inure to the benefit of any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and or assets of the Corporation.

11.18       Awards Subject to Clawback. The Awards granted under this Plan and any cash payment or Shares delivered pursuant to such an Award are subject to forfeiture, recovery by the Corporation or other action pursuant to the applicable Award Agreement or any clawback or recoupment policy which the Corporation may adopt from time to time, including without limitation any such policy which the Corporation may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

ARTICLE XII
EFFECTIVE DATE AND TERM OF PLAN

The Plan became effective on [May 9, 2017] (the “Effective Date”), the date it was approved by the shareholders of the Corporation at the Corporation’s annual meeting of shareholders.

The Plan shall terminate at midnight on May 9, 2027, unless terminated before then by the Board. Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired. Notwithstanding the preceding sentence, the Plan shall remain in effect for purposes of administering outstanding Awards as long as the Awards are outstanding.

Appendix C

2017 EQUITY PLAN

FOR NON-EMPLOYEE DIRECTORS OF

HNI CORPORATION

TABLE OF CONTENTS

ARTICLE I PURPOSES; EFFECT ON PRIOR PLANS		1
1.1	Purpose	1
1.2	Effect on Prior Plans	1

ARTICLE II DEFINITIONS		1

ARTICLE III ADMINISTRATION		5
3.1	Administration by the Board; Delegation	5
3.2	Administrative Powers	5
3.3	Professional Assistance; Good Faith Actions	5
3.4	Liability and Indemnification of Board Members	5

ARTICLE IV ELIGIBILITY		5

ARTICLE V SHARES AVAILABLE FOR AWARDS		6
5.1	Shares Available	6
5.2	Accounting for Awards	6
5.3	Adjustments	6

ARTICLE VI OPTIONS		6
6.1	Options	6
6.2	Exercise Price	6
6.3	Option Term	6
6.4	Time, Method and Conditions of Exercise	6

ARTICLE VII STOCK AWARDS		7
7.1	Restricted Stock	7
7.2	Stock Grant Awards	7
7.3	Additional Cash Award to Offset Tax	7

ARTICLE VIII GENERAL PROVISIONS GOVERNING AWARDS		8
8.1	Consideration for Awards	8
8.2	Awards Subject to Performance Measures	8
8.3	Awards May Be Granted Separately or Together	8
8.4	Forms of Payment under Awards	8
8.5	Separation from Service; Vesting	8
8.6	Limits on Transfer of Awards	10
8.7	Restrictions; Securities Exchange Listing	10

ARTICLE IX ELECTION TO RECEIVE FEES IN SHARES		10
9.1	Election to Receive Fees in Shares	10
9.2	Participation Agreement	10
9.3	Issuance of Shares	11
9.4	Holding Period	11

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ARTICLE X AMENDMENT AND TERMINATION; CORRECTIONS		11
10.1	Amendments to the Plan	11
10.2	Amendments to Awards	11
10.3	Correction of Defects, Omissions and Inconsistencies	12

ARTICLE XI GENERAL PROVISIONS GOVERNING PLAN		12
11.1	No Rights to Awards	12
11.2	Rights as Stockholder	12
11.3	Governing Law	12
11.4	Award Agreements	12
11.5	No Limit on Compensation Plans or Arrangements	12
11.6	No Right to Remain a Director	12
11.7	Severability	12
11.8	No Trust or Fund Created	13
11.9	Securities Matters	13
11.10	No Fractional Shares	13
11.11	Headings	13
11.12	Nontransferability	13
11.13	No Other Agreements	13
11.14	Incapacity	13
11.15	Release	13
11.16	Notices	13
11.17	Successors	14
11.18	Awards Subject to Clawback	14

ARTICLE XII EFFECTIVE DATE AND TERM OF PLAN		14

ii

2017 EQUITY PLAN

FOR NON-EMPLOYEE DIRECTORS OF

HNI CORPORATION

The Board of Directors of HNI Corporation, an Iowa corporation (the “Corporation”), adopted the 2017 Equity Plan for Non-Employee Directors of HNI Corporation (the “Plan”) on February 15, 2017, and the shareholders of the Corporation approved the Plan on [May 9, 2017].

ARTICLE I
PURPOSES; EFFECT ON PRIOR PLANS

1.1       Purpose. The purpose of the Plan is to aid the Corporation in recruiting and retaining non-employee directors (“Outside Directors”) capable of assuring the future success of the Corporation through the grant of Awards of stock-based compensation and the opportunity to receive fees in the form of stock of the Corporation. The Corporation expects the Awards and opportunities for stock ownership in the Corporation will provide incentives to Outside Directors to exert their best efforts for the success of the Corporation’s business and thereby align the interests of Outside Directors with those of the Corporation’s stockholders.

1.2       Effect on Prior Plans. From and after the date of stockholder approval of the Plan, no awards shall be granted under the 2007 Equity Plan for Non-Employee Directors of HNI Corporation, as amended, but all outstanding awards previously granted under that plan shall remain outstanding in accordance with their terms.

ARTICLE II
DEFINITIONS

In addition to other terms that may be defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they shall have the meanings specified below, unless the context clearly indicates otherwise.

(a)       “Award” means an Option, Restricted Stock or Stock Grant Award granted under the Plan. The term “Award” shall also mean Shares issued to a Participant pursuant to a Participation Agreement under Article 9 of the Plan.

(b)       “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Board.

(c)       “Board” means the Board of Directors of the Corporation.

(d)       “Chairman” means the Chairman of the Board.

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(e)       “Change in Control” means:

(i)       the acquisition by any individual, entity or group (with the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Corporation; (II) any acquisition by the Corporation; (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this paragraph; or

(ii)       individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease during a 12-month period for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)       consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless, following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities; (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination, if such change in the members of the Board was not indorsed by a majority of the members of the Incumbent Board.

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(f)       “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(g)       “Corporation” means HNI Corporation, an Iowa corporation.

(h)       “Director” means a member of the Board.

(i)       “Disability,” of a Director, means the inability of the Director to perform his or her services as a Director for six months.

(j)       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)       “Fair Market Value,” of a Share, means the closing price of a Share as reported on the New York Stock Exchange on the date as of which such value is being determined, or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Board by whatever means or method as the Board, in the good faith exercise of its discretion, shall at such time deem reasonable and within the meaning of Code Section 409A and the regulations thereunder.

(l)       “Fees,” of an Outside Director, means the Outside Director’s annual retainer, meeting fees and any other amounts payable to the Outside Director by the Corporation for services performed as an Outside Director, excluding any amounts distributable under the Plan.

(m)       “Option” means an option granted under Article 6 of the Plan to purchase Shares. All Options granted under the Plan shall be “non-statutory stock options,” meaning they are not intended to satisfy the requirements set forth in Section 422 of the Code to be “incentive stock options.”

(n)       “Outside Director” means a member of the Board who is not an employee of the Corporation or a Subsidiary.

(o)       “Participant” means an Outside Director who receives an Award under the Plan, including an Outside Director who enters into a Participation Agreement pursuant to Section 9.2 of the Plan.

(p)       “Participation Agreement” means the agreement entered into by an Outside Director pursuant to Section 9.2 of the Plan under which the Outside Director elects to receive Fees in the form of Shares rather than cash.

3

(q)       “Performance Measure” means any criteria and objectives established by the Board, which shall be satisfied or met as a condition to the exercisability, vesting or receipt of all or a portion of an Award. Such criteria and objectives may include, but are not limited to, the attainment by a Share of a specified Fair Market Value for a specified period of time, earnings per Share, return to stockholders (including dividends), return on equity, earnings of the Corporation, revenues, market share, cash flow or cost reduction goals or any combination of the foregoing and any other criteria and objectives established by the Board. In the sole discretion of the Board, the Board may amend or adjust the Performance Measures or other terms and conditions of an outstanding Award in recognition of unusual, nonrecurring or infrequently occurring events affecting the Corporation or its financial statements or changes in law or accounting principles.

(r)       “Plan” means the “2017 Equity Plan for Non-Employee Directors of HNI Corporation,” as set forth herein and as may be amended or restated from time to time.

(s)       “Restricted Stock” means Shares subject to forfeiture restrictions established by the Board.

(t)       “Restricted Stock Award” means a grant of Restricted Stock under Section 7.1 of the Plan.

(u)       “Retirement Eligible Date,” of a Participant, means the date on which the Participant attains age 55 with at least ten years of service as a Board member. The Board or, in the case of a Participant other than the Chairman, the Chairman, in its, his or her discretion, may waive or reduce the ten-year service requirement with respect to a Participant; provided if any such waiver or reduction applies to a benefit subject to Section 409A of the Code, such waiver or reduction is made before the Outside Director performs the services for which the benefit is payable.

(v)        “Separation from Service,” with respect to a Participant, has the meaning set forth in Treasury Regulation Section 1.409A-1(h) or any subsequent authority.

(w)       “Share” means a Share of common stock, par value of $1.00, of the Corporation or any other securities or property as may become subject to an Award pursuant to an adjustment made under Section 5.3 of the Plan.

(x)       “Stock Grant Award” means any right granted under Section 7.2 of the Plan.

(y)       “Subsidiary” means any corporation, joint venture, partnership, limited liability company, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest and directly or indirectly owns or controls 50 percent or more of the total combined voting or other decision-making power.

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ARTICLE III
ADMINISTRATION

3.1       Administration by the Board; Delegation. The Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under the Plan to a committee or subcommittee of not less than two Directors appointed by the Board who are “non-employee directors” within the meaning of that term as defined in Rule 16b-3 under the Exchange Act. To the extent of any delegation by the Board under the Plan, references in the Plan to the Board shall also refer to the applicable committee or subcommittee. The majority of any such committee or subcommittee shall constitute a quorum, and the action of a majority of its members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of such committee or subcommittee.

3.2       Administrative Powers. The Board shall have the power and authority to interpret the Plan and any Award or Award Agreement entered into under the Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the Plan (including without limitation, the manner in which Participants shall make elections pursuant to Section 9.2 of the Plan and the terms of a Participation Agreement), to determine the terms and provisions of the Award Agreements (not inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Board in the administration of the Plan, as described in the Plan, shall be final, binding and conclusive.

3.3       Professional Assistance; Good Faith Actions. All expenses and liabilities members of the Board incur in connection with the administration of the Plan shall be borne by the Corporation. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Corporation and the Corporation’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

3.4       Liability and Indemnification of Board Members. No member of the Board shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Corporation’s Articles of Incorporation, By-laws and under any directors’ and officers’ liability insurance that may be in effect from time to time.

ARTICLE IV
ELIGIBILITY

Participation in the Plan shall be limited to Outside Directors.

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ARTICLE V
SHARES AVAILABLE FOR AWARDS

5.1       Shares Available. Subject to adjustment as provided in Section 5.3, the total number of Shares available for all grants of Awards under the Plan shall be 300,000 Shares. Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Corporation and designated as treasury shares. Shares subject to Awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan. Shares tendered by a Participant or withheld by the Corporation as full or partial payment to the Corporation of the purchase or exercise price relating to an Award shall not be available for future grants under the Plan.

5.2       Accounting for Awards. For purposes of this Article 5, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards. For purposes hereof, an Award of Shares pursuant to a Participation Agreement under Article 9 shall be deemed to be granted on the date the Shares are issued to the Participant.

5.3       Adjustments. In the event any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation or other similar corporate transaction or event, other than a regular cash dividend, affects the Shares such that an adjustment is required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards; (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards; (iii) the purchase or exercise price with respect to any Award; and (iv) the number and type of Shares (or other securities or other property) payable under a Participation Agreement pursuant to Article 9, provided such change is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4).

ARTICLE VI
OPTIONS

6.1       Options. The Board may grant Options with the terms and conditions set forth in this Article 6 and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Board shall determine.

6.2       Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Board and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

6.3       Option Term. The term of each Option shall be fixed by the Board but shall not be longer than ten years.

6.4       Time, Method and Conditions of Exercise. The Board shall determine the time or times at which an Option may be exercised in whole or in part, the method or methods by which, and the form or forms (including, without limitation, cash or Shares having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

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ARTICLE VII
STOCK AWARDS

7.1       Restricted Stock. The Board may grant Awards of Restricted Stock with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Board shall determine:

(a)       Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Board may impose (including, without limitation, satisfaction of Performance Measures or a performance period and a restriction on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board may deem appropriate. The minimum vesting period of such Awards shall be one year from the date of grant.

(b)       Forfeiture. Subject to Sections 8.5 or as otherwise determined by the Board, upon a Participant’s Separation from Service during the applicable restriction period, all Shares of Restricted Stock held by the Participant at such time shall be forfeited and reacquired by the Corporation.

(c)       Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time the Restricted Stock Award is granted and may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Corporation. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.

(d)       Restrictions on Dividends. Any Award of Restricted Stock may require any or all dividends or other distributions paid on the Shares during the period of restriction be automatically sequestered and reinvested on an immediate or deferred basis in additional Shares, in which case such additional Shares shall be subject to the same restrictions as the underlying Restricted Stock or such other restrictions as the Board may determine.

7.2       Stock Grant Awards. The Board may grant Shares without restrictions thereon. Subject to the terms of the Plan, Stock Grant Awards may have such terms and conditions as the Board shall determine.

7.3       Additional Cash Award to Offset Tax. The Board may provide, at or after the time of grant of a Restricted Stock Award or Stock Grant Award, for the payment of a cash award to the Participant intended to offset the amount of tax the Participant may incur in connection with such Award, including, without limitation, tax on the receipt of such cash award; provided, however, any such payment shall be made no later than by the end of the Participant’s taxable year next following the Participant’s taxable year in which the related taxes are remitted to the taxing authority.

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ARTICLE VIII
GENERAL PROVISIONS GOVERNING AWARDS

8.1       Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Board or required by applicable law.

8.2       Awards Subject to Performance Measures. The Board may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant or exercisability of an Award or portion thereof. Subject to the terms of the Plan and any applicable Award Agreement, the Performance Measures to be achieved during any performance period, the length of any performance period, the amount of any Award granted, the amount of any payment or transfer to be made pursuant to any such Award and any other terms and conditions applicable thereto shall be determined by the Board.

8.3       Awards May Be Granted Separately or Together. Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award or any award granted under any other plan of the Corporation or any Subsidiary. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Corporation or any Subsidiary may be granted either at the same time as, or at a different time from, the grant of such other Awards or awards.

8.4       Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Corporation upon the grant, exercise or payment of an Award may be made in such form or forms as the Board shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Board. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

8.5       Separation from Service; Vesting. All of the terms relating to the exercise, cancellation, forfeiture or other disposition of an Award upon a Separation from Service of a Participant shall be determined by the Board. Such determination shall be made at the time of the grant of such Award and shall be specified in the Award Agreement relating to the Award. Notwithstanding the foregoing or any other provision of the Plan to the contrary:

(a)       If a Participant becomes an employee of the Corporation or a Subsidiary while continuing to serve as a Director, that fact alone shall not result in a Separation from Service or otherwise impair the rights such Director may have under the Plan, including, without limitation, the rights such Director may have under any Award outstanding under the Plan, but such Director shall no longer be eligible to receive any further Awards under the Plan.

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(b)       Each Award granted under the Plan shall become fully exercisable and vested upon the Participant’s death, Disability or the occurrence of a Change in Control, provided such Award had not then otherwise expired and the Participant is an Outside Director or employee of the Corporation on the date of death, Disability or a Change in Control. In addition thereto, in the case of an Award of an Option, such Award shall become fully exercisable and vested upon the Participant’s Retirement Eligible Date, provided such Award had not then otherwise expired and the Participant is an Outside Director or is employed by the Corporation on the Retirement Eligible Date.

(c)       In the event of hardship or other special circumstances of a Participant who holds an Option Award that is not immediately exercisable or a Restricted Stock Award then subject to the restrictions set forth in Section 7.1(a) or a Stock Grant Award subject to the transfer restrictions set forth Section 8.6, the Board or the Chairman may in its (or his or her) sole discretion take any action it (or he or she) deems to be equitable under the circumstances or in the best interests of the Corporation, including, without limitation, waiving or modifying any limitation, restriction or requirement with respect to such Award. Notwithstanding the preceding sentence, in the event the Chairman is a Participant, for any Award granted to the Chairman, only the Board has discretion to take action it deems to be equitable under the circumstances or in the best interests of the Corporation, including, without limitation, waiving or modifying any limitation, restriction or requirement with respect to such Award.

(d)       The Board may provide in any Award Agreement that the Corporation shall have the right to repurchase from the Participant Restricted Stock granted under Section 7.1 then subject to the restrictions set forth in Section 7.1(a) immediately upon a Separation from Service for any reason at a cash price per Share equal to the cash price paid by the Participant for the Shares. In the discretion of the Board, provision may be made that no such right of repurchase shall exist in the event of a Separation from Service without cause or because of the Participant’s Separation from Service on or after the Participant’s Retirement Eligible Date, or due to death or Disability.

(e)       For purposes of this Section 8.5, the Board shall determine whether a Participant’s Separation from Service is due to cause, occurs on or after the Participant’s Retirement Eligible Date or is due to death or Disability, or whether the Participant has incurred a hardship, and any such determination shall be final, binding and conclusive.

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8.6       Limits on Transfer of Awards. Except as otherwise provided by the Board or the terms of the Plan, no Award (and no right thereunder) shall be transferable by a Participant other than by will or by the laws of descent and distribution. An Award of Restricted Stock shall provide that during the period the Award is subject to restrictions pursuant to Section 7.1(a), and any Stock Grant Award may provide that the transferability of the Shares subject to such Award shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the time the Award is granted. Such restrictions may include, without limitation, a right of repurchase or first refusal in the Corporation or provisions subjecting Restricted Stock to continuing restrictions in the hand of the transferee. In addition, any Award may provide that all or any part of the Shares to be issued or transferred by the Corporation upon the exercise of an Option, or are no longer subject to forfeiture and restrictions on transfer referred to herein, shall be subject to further restrictions upon transfer. The Board may establish procedures as it deems appropriate for a Participant to designate an individual, trust or other entity as beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. The Board, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer an Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time such Participant holds such Option, provided: (a) such transfer may not be for value (i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfer other than by will or by the laws of descent and distribution; (b) no such transfer shall be effective unless reasonable prior notice thereof has been delivered to the Corporation and such transfer is thereafter effected subject to the specific authorization of, and in accordance with any terms and conditions made applicable to by, the Board; and (c) the transferee is subject to the same terms and conditions hereunder as the Participant. Each Option Award (or right under such Award) shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto) or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (or right under any Award) may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Subsidiary.

8.7       Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Board may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Board may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Corporation shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

ARTICLE IX
ELECTION TO RECEIVE FEES IN SHARES

9.1       Election to Receive Fees in Shares. Each Outside Director shall be eligible to elect to receive his or her Fees in the form of Shares rather than cash according to the following provisions of this Article 9.

9.2       Participation Agreement. For each calendar year, the Board shall specify an election period (which shall end no later than the last day of the calendar year immediately preceding such calendar year or, with respect to the year in which a Participant is first elected to the Board, no later than 30 days after such election) during which an Outside Director may enter into an election to receive up to 100% of the Fees otherwise payable to him or her for the calendar year in the form of Shares rather than cash. The election shall be made pursuant to a Participation Agreement entered into by the Outside Director and filed with the Secretary of the Corporation no later than the expiration of the election period. A separate Participation Agreement must be entered into for each calendar year. Except as the Board may otherwise provide, the Participation Agreement in effect for a calendar year shall be irrevocable after the expiration of the election period for the calendar year.

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9.3       Issuance of Shares. The Corporation shall issue Shares to the Outside Director for each calendar quarter during which the Outside Director has a Participation Agreement in effect. The Shares shall be issued on the date on which the quarterly meeting of the Board is held. The number of Shares so issued shall be equal to: (i) the dollar amount of the Fees the Outside Director has elected to receive as Shares for the calendar quarter pursuant to his or her Participation Agreement; divided by (ii) the Fair Market Value per Share on the date on which the Outside Director would have been paid the Fees in cash but for the Participation Agreement.

9.4       Holding Period. To the extent required to satisfy any condition for exemption available pursuant to Rule 16b-3 of the Exchange Act, Shares acquired by an Outside Director pursuant to this Article 9 shall be held by the Outside Director for a period of at least six months following the date of acquisition.

ARTICLE X
AMENDMENT AND TERMINATION; CORRECTIONS

10.1       Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan; provided, however, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Corporation shall be required for any amendment to the Plan that:

(a)       requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. applicable to the Corporation;

(b)       increases the number of Shares authorized under the Plan as specified in Section 5.1(a) of the Plan;

(c)       permits the repricing of Options; or

(d)       permits the award of Options at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option contrary to the provisions of Sections 6.2 of the Plan.

10.2       Amendments to Awards. Subject to the provisions of the Plan, the Board may waive any conditions of or rights of the Corporation under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Board may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award in any material respect without the consent of the holder thereof.

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10.3       Correction of Defects, Omissions and Inconsistencies. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award, Award Agreement or Participation Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

ARTICLE XI
GENERAL PROVISIONS GOVERNING PLAN

11.1       No Rights to Awards. No Outside Director or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Outside Directors, Participants, holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

11.2       Rights as Stockholder. No person shall have any right as a stockholder of the Corporation with respect to any Shares or other equity security of the Corporation which is subject to an Award hereunder unless and until such person becomes a stockholder of record with respect to such Shares or equity security.

11.3       Governing Law. The Plan, each Award hereunder (and the related Award Agreement), each Participation Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Iowa and construed in accordance therewith without giving effect to principles of conflicts of laws.

11.4       Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Corporation and, if requested by the Corporation, signed by the Participant.

11.5       No Limit on Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting or continuing in effect other or additional compensation plans or arrangements.

11.6       No Right to Remain a Director. The grant of an Award shall not be construed as giving a Participant the right to be retained as a Director of the Corporation, nor will it affect in any way the right of the Corporation to terminate a Participant’s position as a Director, with or without cause. In addition, the Corporation may at any time remove or dismiss a Participant from his or her position as a Director free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

11.7       Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

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11.8       No Trust or Fund Created. Neither the Plan, any Award nor any Participation Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Subsidiary and a Participant or any other person. To the extent any person acquires a right to receive payments from the Corporation or a Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or the Subsidiary.

11.9       Securities Matters. The Corporation shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Corporation to be applicable are satisfied.

11.10       No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

11.11       Headings. Headings are given to the Articles, Sections and Subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.12       Nontransferability. Except as set forth in Section 8.6, no Award or other benefit payable at any time under the Plan will be subject in any manner to alienation, sale, transfer, assignment, pledge, levy, attachment or encumbrance of any kind.

11.13       No Other Agreements. The terms and conditions set forth herein constitute the entire understanding of the Corporation, the Subsidiaries and the Participants with respect to the matters addressed herein.

11.14       Incapacity. In the event any Participant is unable to care for his or her affairs because of illness or accident, any payment due may be paid to the Participant’s spouse, parent, brother, sister, adult child or other person deemed by the Corporation to have incurred expenses for the care of the Participant, unless a duly qualified guardian or other legal representative has been appointed.

11.15       Release. Any payment of benefits to or for the benefit of a Participant made in good faith by the Corporation in accordance with the Corporation’s interpretation of its obligations hereunder, shall be in full satisfaction of all claims against the Corporation and all Subsidiaries for benefits under the Plan to the extent of such payment.

11.16       Notices. Any notice permitted or required under the Plan shall be in writing and shall be hand delivered or sent, postage prepaid, by first class mail, or by certified or registered mail with return receipt requested, to the Board, if to the Corporation, or to the address last shown on the records of the Corporation, if to a Participant. Any such notice shall be effective as of the date of hand delivery or mailing.

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11.17       Successors. All obligations of the Corporation under the Plan shall be binding upon and inure to the benefit of any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and or assets of the Corporation.

11.18       Awards Subject to Clawback. The Awards granted under this Plan and any cash payment or Shares delivered pursuant to such an Award are subject to forfeiture, recovery by the Corporation or other action pursuant to the applicable Award Agreement or any clawback or recoupment policy which the Corporation may adopt from time to time, including without limitation any such policy which the Corporation may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

ARTICLE XII
EFFECTIVE DATE AND TERM OF PLAN

The Plan became effective on [May 9, 2017] (the “Effective Date”), the date it was approved by the stockholders of the Corporation at the Corporation’s annual meeting of stockholders.

The Plan shall terminate at midnight on May 9, 2027, unless terminated before then by the Board. Awards may be granted, and Participation Agreements may be entered into, under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired. Notwithstanding the preceding sentence, the Plan shall remain in effect for purposes of administering outstanding Awards and Participation Agreements as long as they are outstanding.

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Appendix D

 HNI CORPORATION

MEMBERS’ STOCK PURCHASE PLAN

Section 1.	PURPOSE.

The HNI Corporation Members’ Stock Purchase Plan (the “Plan”) is intended to advance the interests of HNI Corporation (the “Corporation”) and its stockholders by strengthening the Corporation’s ability to attract and retain members who have the training, experience and ability to enhance the profitability of the Corporation. It is also intended to align the interests of members with the interests of shareholders by rewarding members of the Corporation and its subsidiaries, upon whose judgment, initiative and effort the success of the Corporation largely depends. It is further intended that options issued pursuant to this Plan shall constitute options issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

Section 2.	ADMINISTRATION.

The Plan shall be administered by a management committee consisting of not less than three members appointed by the Board of Directors (the “Committee”); provided that the Committee may fill any vacancy on the Committee on an interim basis until the Board of Directors takes action to fill such vacancy. The majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at any meeting at which a quorum is present, or actions unanimously approved in writing, shall be the acts of the Committee.

The interpretation and construction by the Committee of any provision of the Plan or of any option granted under it shall be final. The Committee may establish any policies or procedures which in the discretion of the Committee are relevant to the operation and administration of the Plan and may adopt rules for the administration of the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

Section 3.	ELIGIBILITY.

Each Member (as defined below) of the Corporation or of any Subsidiary (as defined below) of the Corporation on any Entry Date (as defined below) shall be offered options under the Plan to purchase the Corporation’s common stock, par value $1.00 per share (“Common Stock”). However, no Member shall be granted an option under the Plan if, immediately after the option was granted, such member would own stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Corporation or of any Subsidiary of the Corporation. For purposes of this paragraph, stock ownership of an individual shall be determined under the rules of Section 424(d) of the Code, and stock that the Member may purchase under outstanding options shall be treated as owned by the Member.

For purposes of the Plan, the term “Member” shall include a person employed as a common law employee on the payroll of the Corporation or any of its Subsidiaries, but does not include (a) a member whose customary employment is less than 20 hours per week or (b) a member whose customary employment is for not more than 5 months in any calendar year.

For purposes of the Plan, the term “Subsidiary” means any corporation designated by the Committee that is a wholly owned subsidiary either of the Corporation or of any wholly owned subsidiary of the Corporation. The term “Entry Date” means the first business day of each fiscal quarter of the Corporation during which this Plan is effective. The first Entry Date under this Plan will be the first business day of the first fiscal quarter beginning after the effective date of the Plan.

Section 4.	PARTICIPATION.

(a)         An eligible Member shall evidence his or her acceptance of the option by completing a written agreement (the “Subscription and Authorization Form”) provided by the Committee and filing it as directed by the Committee at least ten days before the applicable Entry Date. Once a Member provides the Committee with the Subscription and Authorization Form, he or she shall continue to participate in the Plan for a full fiscal quarter or a series of full fiscal quarters until he or she withdraws from the Plan. A Member’s withdrawal from the Plan is effective as soon as administratively practicable after the Member provides written notice to the Corporation. If a Member withdraws from the Plan prior to the end of an Offering Period, all payroll deductions shall cease and the payroll deductions credited to such Member’s account as of the date of withdrawal shall be used to purchase shares of Common Stock as of the next Exercise Date.

(b)         In the Subscription and Authorization Form, an eligible Member may elect that his or her compensation be reduced by a specified dollar amount, which will be used at the next Exercise Date to purchase shares of Common Stock at the option price determined pursuant to Section 6 below, subject to the limit described in Section 6(d) below.

For purposes of this Plan, the subscription shall apply only to regularly scheduled payroll cycles.

Section 5.	STOCK.

The stock subject to the options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock held as treasury shares. Subject to the provisions of Section 6(h), the aggregate number of shares that may be purchased under the Plan shall not exceed 800,000 shares of Common Stock. In the event that the number of shares subject to options to be granted pursuant to any offering under the Plan exceeds the number of shares available to be purchased under the Plan, the shares available to be purchased shall be allocated on a pro rata basis among the options to be granted.

Section 6.	TERMS AND CONDITIONS OF OPTIONS.

Options granted pursuant to the Plan shall be evidenced by a Subscription and Authorization Form in such form as the Committee shall from time to time approve, provided that all Members granted such options shall have the same rights and privileges (except as otherwise provided in subparagraphs (c) and (d) below), and provided further that such options shall comply with and be subject to the following terms and conditions:

(a)         Option Price. The option price shall be an amount equal to 85 percent of the Closing Price Per Share on the Exercise Date (as defined in Section 6(c) of the Plan). “Closing Price Per Share” means, as of any particular date, (i) the closing sale price of the Common Stock as reported on the New York Stock Exchange, or any other principal exchange on which shares of the Common Stock are then trading, if any, on the relevant date, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if Section 6(a)(i) does not apply, the fair market value of the Common Stock as determined by the Committee. Subject to the foregoing, the Committee shall have full authority and discretion in fixing the option price.

(b)         Medium and Time of Payment. The option price shall be payable in full in United States dollars, pursuant to uniform policies and procedures established by the Committee, not later than the Exercise Date of such option. The funds required for such payment, in accordance with rules promulgated by the Committee, are derived by regular withholding from a Member’s pay in approximately equal installments over the term of the option or such other period as may be approved by the Committee, subject to minimum payroll deductions of $5.00 for Members paid weekly and $10.00 for Members paid semimonthly or biweekly. No interest shall accrue on the Member funds held by the Corporation. A Member shall have the right to terminate the withholding from his pay of amounts to be paid toward the option price, or to increase the amount withheld (subject to Section 6(d)), or to decrease the amount so withheld, by submitting a written request to the Corporation at least ten days before the Entry Date of the next fiscal quarter. The change or termination will be effective on the Entry Date of the next fiscal quarter.

(c)         Term of Option. The date on which the Common Stock to which an option pertains is to be purchased by the optionee (the “Exercise Date”) shall be the last business day of the fiscal quarter in which the Entry Date occurs. The option shall be deemed automatically exercised on the Exercise Date to the extent of payments received from the optionee. The period beginning on the Entry Date and ending on the Exercise Date shall be referred to as the “Offering Period.”

(d)         Accrual Limitation. No option shall permit the rights of an optionee to purchase stock under all “employee stock purchase plans” (as defined in Section 423(b) of the Code) of the Corporation to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the grant date of the option which is also the Exercise Date) for each calendar year in which the option is outstanding at any time. Thus, the maximum contributions to the plan cannot exceed $21,250 since the option price is equal to 85% of the Closing Price per share on the Exercise Date. For purposes of this Section 6(d), the following terms apply: (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase stock under an option accrues at the rate provided in the option, and (iii) a right to purchase stock which has accrued under an option granted pursuant to the Plan may not be carried over to any other option.

(e)         Termination of Employment. If an optionee ceases to be employed by the Corporation or a Subsidiary, the total unused payments credited to his or her account will be used to purchase stock at the option price described in Section 6(a), and he or she will have no other rights or options under the Plan.

(f)         Leaves of Absence. For purposes of the Plan, a Member who commences a leave of absence during any fiscal quarter may continue to make payments only if the Member is receiving pay through the regular payroll system of the Corporation or a Subsidiary in an amount sufficient to cover the payments under this Plan. In that case, the payments shall be equal to the rate of payroll deduction made prior to the commencement of the leave and shall continue until the earlier of (i) the first Exercise Date following the commencement of such leave, or (ii) the Member’s termination of employment with the Corporation and its Subsidiaries. If, during such fiscal quarter, the Member terminates employment during such leave as described in this Section, Section 6(e) shall apply with respect to such Member.

If, at any time during a leave of absence, a Member is not receiving pay from the Corporation or a Subsidiary in an amount sufficient to cover the payments under this Plan, the total unused payments credited to his or her account will be used to purchase stock at the option price described in Section 6(a), and he or she will have no other rights or options under the Plan. Notwithstanding the foregoing, if such former Member returns to active employment as a Member with the Corporation or any of its Subsidiaries from a leave of absence, the Member may resume participation under the Plan beginning with the Entry Date in the next fiscal quarter and provided the Member is an active employee of the Corporation or any of its Subsidiaries on the Entry Date.

(g)         Transferability. Neither payments credited to an optionee’s account nor any rights to receive Common Stock under the Plan may be transferred by an optionee except by the laws of descent and distribution. Any such attempted transfer will be without effect, except that the Corporation may treat such act as an election by the optionee to withdraw from the Plan in accordance with Section 6(b). Each account will be subject to liens, attachments, and garnishments pursuant to judgments against the optionee in the same manner as wages earned by the optionee. Options may not be exercised during an optionee’s lifetime except by the optionee or, in the event of the optionee’s legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the optionee under state law and court supervision.

(h)         Adjustments. The Committee shall make or provide for such adjustments in the option price and in the number or kind of shares of the Common Stock or other securities covered by outstanding options or available for awards as the Committee in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of optionees that would otherwise result from (a) any stock dividend, extraordinary cash dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, separation, reorganization, partial or complete liquidation, or other distribution of assets, issuance of rights or warrants to purchase stock, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding options under this Plan such alternative consideration as it, in good faith, may determine to be equitable under the circumstances. The Committee may require in connection therewith the surrender of all options so replaced, except that in no event shall the Committee substitute such alternative consideration that would disqualify this Plan as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

(i)         Rights as a Stockholder. An optionee shall have no rights as a stockholder with respect to any Common Stock covered by his or her option until the option is exercised and the purchase price is paid in full. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of such exercise, except as provided in Section 6(h) of the Plan.

(j)         Conditions Upon Issuance of Shares of Common Stock. Common Stock shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, related rules and regulations, and the requirements of any stock exchange upon which the shares are then listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. As a condition to the purchase of Common Stock, the Corporation may require the Member to represent and warrant at the time of purchase that the shares are being purchased only for investment and without any present intention to sell or distribute the shares if, in the opinion of counsel for the Corporation, such a representation is required by applicable law.

(k)         Stock Certificate. The shares of Common Stock will be registered in non-certificated form in the name of the Member. Shares transferred to a person pursuant to Section 6(g) following the death of the Member, shall be registered in non-certificated form in the name of such person.

(l)         Transfer of Shares. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Corporation shall deliver the shares purchased by the Member to a brokerage account established for the Member at a Corporation-designated brokerage firm (a “Brokerage Account”). The shares shall be held in the Brokerage Account until the Member sells such shares or transfers them (either electronically or in certificate form) to other accounts or to another brokerage firm.

(m)       Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee may deem advisable, provided that no such provisions may in any way be in conflict with the terms of the Plan. All Members who participate in an Offering Period shall have the same rights and privileges with respect to the offering under such Offering Period except for differences which may be mandated by local law and which are consistent with Section 423(b)(5) of the Code; provided, however, that Members participating in a subplan adopted pursuant to Section 11 which is not designed to qualify under Section 423 of the Code need not have the same rights and privileges as Members participating in the Plan generally. The Board or the Committee may impose restrictions on eligibility and participation of Members who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws

Section 7.	TERM OF PLAN.

The term of the Plan shall commence with the first Entry Date following the date the Plan is approved by the stockholders as required by Section 9 and shall end upon the earlier of (i) the date on which the maximum number of shares of Common Stock set forth in Section 5 have been purchased under the Plan or (ii) the date as of which the Board terminates the Plan.

Section 8.	AMENDMENT OF THE PLAN.

The Plan may be amended from time to time by the Committee, without further approval of the stockholders, provided that such amendment does not (a) increase the aggregate number of shares of Common Stock that may be issued and sold under the Plan (except that adjustments authorized by Section 6(h) of the Plan shall not be limited by this provision), (b) materially modify the requirements as to eligibility for participation in the Plan, (c) cause options issued under the Plan to fail to meet the requirements applicable to “employee stock purchase plans” as defined in Section 423 of the Code, or (d) cause the transactions under the Plan to cease to qualify as exempt transactions under Rule 16b-3 under the Exchange Act. In addition, any amendment that must be approved by the stockholders of the Corporation in order to comply with applicable law or the rules of the New York Stock Exchange or any other principal exchange on which the Common Stock is then trading, if any, shall not be effective unless and until such approval shall have been obtained.

Section 9.	APPROVAL OF STOCKHOLDERS.

The Plan shall not take effect until approved by vote of the holders of a majority of the total number of outstanding shares of Common Stock present in person or by proxy at a meeting at which a quorum is present in person or by proxy, which approval must occur within the period of 12 months after the date the Plan is adopted by the Board of Directors.

Section 10.	CORPORATE TRANSACTIONS.

In the event of the proposed dissolution or liquidation of the Corporation, the Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation in accordance with Section 424 of the Code, unless the Board or Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”) or to cancel each outstanding option and refund all sums collected from Members during the Offering Period then in progress.